SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2004

MERCANTILE BANKSHARES CORPORATION (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-5127 (Commission File Number)	52-0898572 (I.R.S. Employer Identification No.)

Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203 (Address of principal executive offices) (Zip Code)

(410) 237-5900 (Registrant’s telephone number, including area code)

Not Applicable (Former Name or Former Address, If Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, and Exhibits.
Exhibits

99.1	Press release dated April 20, 2004 announcing Registrant’s first quarter 2004 earnings.

Item 9. Regulation FD Disclosure (Provided under Items 9 and 12)

     The following information is furnished pursuant to Items 9 and 12 “Disclosure of Results of Operations and Financial Condition.”
On April 20, 2004, the Registrant issued a press release and held a conference call relating to its earnings for the quarter ended March 31, 2004. A copy of the release is attached as Exhibit 99.1.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mercantile Bankshares Corporation (Registrant)

Date: April 20, 2004	/s/ Terry L. Troupe Terry L. Troupe Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 20, 2004 announcing Registrant’s first quarter 2004 earnings.

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